VOYA VARIABLE PORTFOLIOS, INC.

Voya Emerging Markets Index Portfolio

(the “Portfolio”)

Supplement dated March 21, 2025

to the Portfolio’s Class I and Class S Shares’ Prospectus, Summary Prospectus,

and related Statement of Additional Information,

each dated May 1, 2024, as supplemented

On March 13, 2025, the Portfolio’s Board of Directors approved a proposal to liquidate the Portfolio on or about June 13, 2025. The Portfolio is closed to new investors effective immediately. Leading up to the liquidation, as the Portfolio begins to transition its portfolio in anticipation of making its liquidating distributions, the Portfolio may deviate from its investment objectives and policies. Investors in the Portfolio will be receiving additional communication from the Portfolio explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE